================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 --------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 9, 2007

                                  PROTEO, INC.

             (Exact name of registrant as specified in its charter)

           NEVADA                      000-32849                 88-0292249
(State of other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

              2102 BUSINESS CENTER DRIVE, IRVINE, CALIFORNIA 92612
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (949) 253-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
           -------------------------------------------

     Proteo, Inc. announced today that it had entered into a license agreement with Rhein Minapharm relating to the clinical development, production and marketing of Elafin. Rhein Minapharm will exclusively market Elafin in Egypt, Middle Eastern and African countries. Proteo will receive an upfront payment, milestone-payments and royalties on net product sales. In addition, Minapharm will take over the funding of clinical research activities for the designated region. The agreement schedules the transfer of the biotechnological production process of Elafin to Cairo.

     A copy of the press release is attached to this Current Report as Exhibit 99.1.

9.01  FINANCIAL STATEMENTS AND EXHIBITS.
      ----------------------------------

     (c) Exhibits. The following materials are filed as exhibits to this Current report on Form 8-K:

     Exhibit Number
     --------------
       99.1     Press release dated August 9, 2007


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PROTEO, INC.


Date: August 9, 2007                     By: /s/ BIRGE BARGMANN
                                             --------------------------------
                                             Birge Bargmann
                                             Chief Executive Officer